UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): August 16, 2018

BOXLIGHT CORPORATION

(Exact name of registrant as specified in charter)

Nevada	8211	46-4116523
(State of Incorporation)	(Primary Standard Industrial Classification Code Number.)	(IRS Employer Identification No.)

BOXLIGHT CORPORATION

1045 Progress Circle

Lawrenceville, Georgia 30043

(Address of Principal Executive Offices) (Zip Code)

678-367-0809

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Subsequent to the issuance of the Boxlight Corporation (the “Company”) consolidated financial statements for the years ended December 31, 2017 and 2016 on April 2, 2018, the Company identified that (1) warrants issued as a derivative liability reflecting certain net cash settlement and down-round provisions were incorrectly accounted for as equity instruments instead of derivative liabilities; (2) it did not record additional warrants that shall be issued pursuant to a qualified equity event as defined in the warrant agreements; and (3) an overstatement of stock compensation expenses.

In consultation with the Company’s independent public accounting firm, GBH CPA’s , PC (“GBH”), concurred with the Company that disclosure should be made and action should be taken to prevent further reliance on the Company’s previously issued unaudited financial statements for the three months ended March 31, 2018 included in its Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 15, 2018 (the “Form 10-Q”) and its audited financial statements for the fiscal year ended December 31, 2017 included in its Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 2, 2018 (the “Form 10-K”).

The Company, including the Audit Committee of the Board of Directors, has discussed the foregoing matters with GBH. The Board of Directors has authorized and directed the officers of the Company to take the appropriate and necessary actions to restate the Form 10-Q and the Form 10-K.

The Company has provided GBH with a copy of the foregoing disclosure and requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made under this Item 4.02 and, if not, stating the respect in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this Report.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from GBH CPAs, PC, dated August 16, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOXLIGHT CORPORATION

	By:	/s/ Takesha Brown
	Name:	Takesha Brown
	Title:	Chief Financial Officer

Dated: August 16, 2018